UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 27, 2005
                       ----------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
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               (Exact name of registrant as specified in charter)


           Colorado                      0-11485               84-1072256
           --------                      -------               ----------
  (State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
                         ------------------------------
               Registrant's telephone number, including area code:


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On September 27, 2005, Accelr8 Technology Corporation (the "Corporation") and SCHOTT Jenaer Glas GmbH ("SCHOTT") entered into an amendment (the "Amended Supply Agreement") to the Supply Agreement dated June 1, 2005 (the "Supply Agreement") pursuant to which SCHOTT exercised the worldwide non-exclusive right to make, use, sell, offer to sell, import and export 12,500 Slide HS from January 1, 2006 to December 31, 2006. In connection with the exercise of this right, SCHOTT will pay the Corporation $15,000 for training on manufacturing of Slide HS and the Corporation will receive an 8% royalty of SCHOTT's (or its affiliates) net sales of Slide HS. A copy of the Amended Supply Agreement is attached hereto as Exhibit 10.1. A copy of the Original Supply Agreement was filed as Exhibit 10.1 to the Corporation's Form 8-K filed on June 6, 2005.

     On September 27, 2005, SCHOTT also provided written notification with an amendment to the Supply Agreement entered into with the Corporation that it intends to exercise its exclusive right to negotiate an exclusive license for the application of the Corporation's OptArray Streptavidin coated microarrying slides (the "Notification Amendment"). A copy of the Notification Amendment is attached hereto as Exhibit 10.2.

Item 7.01 Regulation F-D Disclosure

     On September 27, 2005, the Corporation sent to certain of its shareholders a text of an interview held on July 12, 2005 by the Wall Street Network with Thomas V. Geimer, the Corporation's Chief Executive Officer and David Howson, the Corporation's President. The interview text is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     10.1   Amended Supply Agreement
     10.2   Notification Amendment
     99.1   Interview Text

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: September 28, 2005               ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       ------------------------
                                       Thomas V. Geimer, Chief Executive Officer